EXHIBIT 8.1
LIST OF SUBSIDIARIES

Company Name	Registered Office	Activity	Held by
Agassiz beach LLC	Minnesota – USA	Electricity generation from renewable sources	CHI minnesota Wind LLC
Agricola Rio Sahuil Ltda	Santiago (Chile)	Electricity generation from renewable sources	Agricola Y Constructora Rio Guanehe SA
Agricola Y Constructora Rio Guanehue SA	Santiago (Chile)	Electricity generation from renewable sources	Empresa Electrica Panguipulli SA Energia de Los lagos Ltda
Aiten AS	Trnava (Slovakia)	Information technology	Slovenské Elektràrne AS
Aquenergy Systems Inc.	South Carolina – USA	Electricity generation from renewable sources	Consolidated Hydro Southeast Inc.
Asotin Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
Autumn Hills LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Avisio Energia S.p.A.	Trento (Italy)	Gas distribution	Enel Rete Gas S.p.A.
Aziscohos Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
Barras Electricas Galaico Asturianas SA	Lugo (Spain)	Electricity distribution	Electra de Viesgo Distribucion SL
Barras Electricas Generacion SL	Lugo (Spain)	Electricity generation	Barras Electricas Galaico Asturianas SA
Beaver Falls Water Power Company	Pennsylvania – USA	Electricity generation from renewable sources	Beaver Valley Holdings Ltd.
Beaver Valley Holdings Ltd.	Pennsylvania – USA	Electricity generation from renewable sources	Hydro Development Group Inc.
Beaver Valley Power Company	Pennsylvania – USA	Electricity generation from renewable sources	Hydro Development Group Inc.
Boot Field LLC	Delaware – USA	Electricity generation from renewable sources	Boot Hydropower Inc.
Boot Hydropower Inc.	Massachusetts – USA	Electricity generation from renewable sources	Boot Sheldon Holdings LLC
Boot Sheldon Holdings LLC	Delaware – USA	Electricity generation from renewable sources	Hydro Finance Holding Company Inc.
Bypass Power Company	California – USA	Electricity generation from renewable sources	CHI West Inc.
Canastota Wind Power LLC	Delaware – USA	Electricity generation from renewable sources	Essex Company
Central American Power Services Inc.	Delaware – USA	Electricity generation from renewable sources	Enel Latin America LLC
CHI Acquisitions Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
CHI Acquisitions II Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
CHI Black River Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
CHI Canada Inc.	Québec – Canada	Electricity generation from renewable sources	CHI Finance LLC
CHI Dexter Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
CHI Finance LLC	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.

Company Name	Registered Office	Activity	Held by
CHI Hydroelectric Company Inc.	Newfoundland – Canada	Electricity generation from renewable sources	CHI Canada Inc.
CHI Highfalls Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
CHI Idaho Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
CHI Magic Valley Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
CHI Minnesota Wind LLC	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
CHI Mountain States Operations Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
CHI Operations Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
CHI Power Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
CHI Power Marketing Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
CHI Universal Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
CHI West Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
CHI Western Operations Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Cise S.r.l.	Rome (Italy)	Real estate management	Enel S.p.A.
Climare Scrl	Genoa (Italy)	Energy services	Enel Distribuzione S.p.A.
Co.Im Gas S.p.A.	S. Maria a Colle (Italy)	Plant management, distribution and sale of gas	Enel Rete Gas S.p.A.
Concert S.r.l.	Rome (Italy)	Certification of products facilities and equipment	Enel Produzione S.p.A.
Coneross Power Corporation Inc.	South Carolina – USA	Electricity generation from renewable sources	Aquenergy Systems Inc.
Enel Guatemala SA (previously Conexion Energetica Centroamericana SA)	Guatemala	Electricity generation from renewable sources	Enel Green Power International SA
Conexion Energetica Centroamericana El Salvador SA	San Salvador (El Salvador)	Electricity generation from renewable sources	Gruppo EGI SA de cv Enel Latin America LLC
Consolidated Hydro Mountain States Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Consolidated Hydro New Hampshire Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Universal Inc.
Consolidated Hydro New York Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
Consolidated Hydro Southeast Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.
Consolidated Pumped Storage Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
Constructora Cerro Pitren Ltda	Santiago (Chile)	Electricity generation from renewable sources	Agricola Y Constructora Rio Guanehue SA
Crosby Drive Investments Inc.	Massachusetts – USA	Electricity generation from renewable sources	Asotin Hydro Company Inc.
Dalmazia Trieste S.r.l.	Rome (Italy)	Real estate management	Cise S.r.l.

Company Name	Registered Office	Activity	Held by
Enel Servizi S.r.l.
Decom Slovakia spol. s.r.o.	Trnava (Slovakia)	Engineering	Slovenské Elektràrne AS
Deval S.p.A.	Aosta (Italy)	Electricity distribution Valle D’Aostain	Enel S.p.A.
Deval Energie S.r.l.	Aosta (Italy)	Sale of electricity	Deval S.p.A.
Easygas S.r.l.	Milan (Italy)	Gas sale	Enel Gas S.p.A.
EGI Costa Rica Viento SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA
Electra de Viesgo Distribuciòn SL	Santander (Spain)	Distribution and sale of electricity	Enel Distribuzione S.p.A.
Electrificadora Ecologica SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	ZMZ General SA
Empresa Electrica Panguipulli SA	Santiago (Cile)	Electricity generation from renewable sources	Energia de Los Lagos Ltda
Energia Alerce Ltda
Empresa Electrica Puyehue SA	Santiago (Cile)	Electricity generation from renewable sources	Energia de Los Lagos Ltda
Energia Alerce Ltda
Empresa nacional de Geotermia SA	Santiago (Cile)	Electricity generation from renewable sources	Enel Cile Ltda
Enel Servizi S.r.l. (previously Enel Ape S.r.l.)	Rome (Italy)	Personnel administration activities, real estate and facility management, information technology	Enel S.p.A.
Enel Capital S.r.l.	Rome (Italy)	Venture capital	Enel S.p.A.
Enel Comercializadora de Gas SA	Madrid (Spain)	Sale of gas and electricity	Enel Trade S.p.A.
Enel Distribuzione S.p.A.	Rome (Italy)	Electricity distribution	Enel S.p.A.
Enel Electrica Banat SA (previously Electrica Banat SA)	Timisoara (Romania)	Electricity distribution	Enel Distribuzione S.p.A.
Enel Electrica Dobrogea SA (previously Electrica Dobrogea SA)	Constanta (Romania)	Electricity distribution	Enel Distribuzione S.p.A.
Enel Energia S.p.A.	Rome (Italy)	Sale of electricity	Enel S.p.A.
Enel Energy Europe S.r.l.	Rome (Italy)	Holding company	Enel S.p.A.
Enel ESN Energo LLC	Moscow (Russia)	Management and maintenance of electricity generation plants	Enel ESN Management BV
Enel ESN Management BV	Amsterdam (Holland)	Holding company	Enel Produzione S.p.A.
Enel.Factor S.p.A.	Rome (Italy)	Factoring	Enel S.p.A.
Enel Finance International SA	Luxembourg	Finance	Enel S.p.A.
Enel Gas S.p.A.	Milan (Italy)	Sale of gas and electricity	Enel Distribuzione S.p.A.
Enel Green Power International SA	Luxembourg	Holding of foreign companies operating in the electricity generation from renewable sources	Enel Produzione S.p.A. Enel Investment Holding BV
Enel Investment Holding BV	Amsterdam (Holland)	Holding company	Enel S.p.A.
Enel Ireland Finance Ltd	Dublin (Ireland)	Finance	Enel Finance International SA
Enel Latin America LLC (previously EGI LLC)	Delaware – USA	Electricity generation from renewable sources	Enel Green Power International SA
Enel M@p S.p.A.	Rome (Italy)	Services	Enel Distribuzione S.p.A.

Company Name	Registered Office	Activity	Held by
Enel.NewHydro S.r.l.	Rome (Italy)	Engineering, hydro systems	Enel S.p.A.
Enel North America Inc. (previously CHI Energy Inc.)	Connecticut – USA	Electricity generation from renewable sources	Enel Green Power International SA
Enelpower S.p.A.	Milan (Italy)	Engineering and contracting	Enel S.p.A.
Enelpower Contractor and Development Saudi Arabia Ltd	Riyadh (Saudi Arabia)	Power plant construction, management and maintenance	Enelpower S.p.A.
Enelpower do Brasil Ltda	Rio de Janeiro (Brasil)	Engineering and contracting	Enelpower S.p.A.
Enelpower UK Ltd	London (United Kingdom)	Engineering and contracting	Enelpower S.p.A.
Enel Produzione S.p.A.	Rome (Italy)	Electricity generation	Enel S.p.A.
Enel.Re Ltd	Dublin (Ireland)	Reinsurance	Enel Investment Holding BV
Enel Rate Gas S.p.A. (previously Camuzzi Gazometri S.p.A.)	Milan (Italy)	Natural gas distribution and sales; waste management	Enel Distribuzione Gas S.p.A.
Enel Service UK Ltd	London (United Kingdom)	Services	Enel Trade S.p.A.
Enel Servicii S.r.l.	Bucarest (Romania)	Services	Enel S.p.A.
Enel Distribuzione S.p.A.
Enel.si – Servizi integrati S.r.l.	Rome (Italy)	Engineering and energy related services	Enel S.p.A.
Enel Sole S.r.l. (previously Società luce elettrica S.p.A. Gruppo Enel)	Rome (Italy)	Public lighting system	Enel S.p.A.
Enel Trade S.p.A.	Rome (Italy)	Fuel trading and logistics – Sale of electricity	Enel S.p.A.
Enel Viesgo Energia SL (previously Viesgo Energia SL)	Santander (Spain)	Sale of electricity and natural gas	Electra de Viesgo Distribucion SL
Enel Viesgo Generaciòn SL (previously Viesgo Generaciòn SL)	Santander (Spain)	Generation and sale of electricity	Enel Produzione S.p.A.
Enel Viesgo Renovables SL	Santander (Spain)	Holding company	Viesgo Generacion SL
Enel Viesgo Servicios SL	Santander (Spain)	Services	Enel S.p.A. Enel Produzione S.p.A. Enel Distribuzione S.p.A.
Energia Alerce Ltda	Santiago (Cile)	Electricity generation from renewable sources	Enel Latin America LLC Green Power International SA
Enel Chile Ltda (previously Energia de Los Lagos Ltda)	Santiago (Cile)	Electricity generation from renewable sources	Energia Alerce Ltda Enel Latin America LLC
Energia Global SA de cv	Massachusetts – USA	Electricity generation from renewable sources	Enel Latin America LLC
Energia Global de Costa Rica SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Enel Latin America LLC
Energia Global Operaciones SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA
Energosluzby AS	Trnava (Slovakia)	Services	Slovenské Elektràrne AS
Essex Company	Massachusetts – USA	Electricity generation from renewable sources	Enel North America Inc.

Company Name	Registered Office	Activity	Held by
Florence Hills LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Fulcrum Inc.	Idaho – USA	Electricity generation from renewable sources	Consolidated Hydro Mountain States Inc.
Gauley Hydro LLC	Delaware – USA	Electricity generation from renewable sources	Essex Company
Gauley River Management Corporation	Vermont – USA	Electricity generation from renewable sources	CHI Finance LLC
Generadora de Occidente Ltda	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC Enel Guatemala SA
Generadora Montecristo SA	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC Enel Guatemala SA
Geotermica Nicaraguense SA	Managua (Nicaragua)	Electricity generation from renewable sources	Enel Produzione S.p.A.
Gestion Cogeneration Inc.	Quebec – Canada	Electricity generation from renewable sources	Hydrodev Inc.
Grupo EGI SA de cv	San Salvador (El Salvador)	Electricity generation from renewable sources	Enel Latin America LLC Enel Green Power International SA
Hadley Ridge LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Hera Rete Modena S.r.l.	Bologna (Italy)	Electricity distribution	Enel Distribuzione S.p.A.
Highfalls Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
Hope Creek LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Hosiery Mill Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Hydrodev Inc.	Québec – Canada	Electricity generation from renewable sources	CHI Canada Inc.
Hydro Development Group Inc.	New York – USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.
Hydro Energies Corporation	Vermont – USA	Electricity generation from renewable sources	CHI Finance Inc.
Hydro Finance Holding Company Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
Hydrogen Park – Marghera per l’idrogeno S.c.r.l.	Venice (Italy)	Electricity generation from renewable sources	Enel Produzione S.p.A.
Iridea S.r.l.	Milan (Italy)	Consultancy services	Enel Gas S.p.A.
Jack River LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Jessica Mills LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Julia Hills LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Kings River Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
Kinneytown Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
LaChute Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
Lawrence Hydroelectric Associates LP	Massachusetts – USA	Electricity generation from renewable sources	Essex Company Crosby Drive Investments Inc.

Company Name	Registered Office	Activity	Held by
Littleville Power Company Inc.	Massachusetts – USA	Electricity generation from renewable sources	Hydro Development Group Inc.
Lower Saranac Corporation	New York – USA	Electricity generation from renewable sources	Twin Saranac Holdings LLC
Maritza East III Power Company AD	Sofia (Bulgaria)	Electricity generation	Maritza East III Power Holding BV
Maritza East III Power Holding BV	Amsterdam (Holland)	Holding company	Enel Produzione S.p.A.
Mascoma Hydrom Corporation	New Hampshire – USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.
Metanodotti Padani S.p.A.	Milan (Italy)	Gas distribution	Enel Rete Gas S.p.A.
Metanodotti Trentini S.r.l.	Milan (Italy)	Gas distribution	Metanodotti Padani S.p.A.
Metro Wind LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Mill Shoals Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
Minnewawa Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
Molinos de Viento del Arenal SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Electrificadora Ecologica SA
Motherlode Hydro Inc.	California – USA	Electricity generation from renewable sources	CHI West Inc.
Newind Group Inc.	Newfoundland – Canada	Electricity generation from renewable sources	CHI Canada Inc.
Northwest Hydro Inc.	Delaware – USA	Electricity generation from renewable sources	CHI West Inc.
Notch Butte Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
Ochrana a bezpecnost’ SE AS	Mochovce (Slovakia)	Security Services	Slovenské Elektràrne AS
Olympe Inc.	California – USA	Electricity generation from renewable sources	CHI West Inc.
Operacion Y Mantenimiento Tierras Morenas SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Electrificadora Ecologica SA
Ottauquechee Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Finance LLC
Pelzer Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	Consolidated Hydro Southeast Inc.
P.H. Don Pedro SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA
P.H. Guacimo SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	EGI LLC Energia Globa de Costa Rica SA
P.H. Rio Volcan SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA
Pragma Energy SA	Lugano (Switzerland)	Coal trading	Enel Investment Holding BV
Pragma Energy Services Ltd	London (United Kingdom)	Administrative services	Pragma Energy SA
Reti Gas S.c.r.l.	Bologna (Italy)	Network construction in the gas sector	Enel Rete Gas S.p.A.
Ruthton Ridge LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC

Company Name	Registered Office	Activity	Held by
Sfera – Società per la formazione e le risorse aziendali S.r.l.	Rome (Italy)	Human resources	Enel S.p.A.
Sheldon Vermont Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	Boot Sheldon Holdings LLC
Simeo S.r.l.	Milan (Italy)	Gas distribution	Enel Rete Gas S.p.A.
Slate Creek Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.
Slovenskè Elektràrne AS	Bratislaw (Slovakia)	Electricity generation	Enel Produzione S.p.A.
Slovenskè Elektràrne CR s.r.o	Brno (Slovakia)	Finance	Slovenskè Elektràrne AS
Slovenské Elektràrne Finance BV	Rotterdam (Holland)	Finance	Slovenskè Elektràrne AS
So.l.e. Milano H Scrl	Rome (Italy)	Construction of public lighting systems	Enel Sole S.r.l.
Soliloquoy Ridge LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Somersworth Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	CHI Universal Inc.
Southwest Transmission LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Spartan Hills LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Summit Energy Storage Inc.	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
Sun River LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Sweetwater Hydroelectric Inc.	New Hampshire – USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.
Tecnoguat SA	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC
The Great Dam Corporation	Massachusetts – USA	Electricity generation from renewable sources	Lawrence Hydroelectric Associates LP
TKO Power Inc.	California – USA	Electricity generation from renewable sources	CHI West Inc.
Tsar Nicholas LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Twin Falls Hydro Company Inc.	Delaware – USA	Electricity generation from renewable sources	Twin Saranac Holdings LLC
Twin Lake Hills LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Twin Saranac Holdings LLC	Delaware – USA	Electricity generation from renewable sources	Enel North America Inc.
Vyzkont s.r.o	Trnava (Slovakia)	Manufacturing of fibre containers	Slovenskè Elektràrne AS
Water & Industrial Services Company S.p.A:	Rome (Italy)	Water depuration	Enel. NewHydro S.r.l.
Western New York Wind Corporation	New York – USA	Electricity generation from renewable sources	Enel North America Inc.
Willimantic Power Corporation	Connecticut – USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Winter’s Spawn LLC	Minnesota – USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
ZMZ General SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	EGI Costa Rica Viento SA